                                                                   EXHIBIT 10.25

--------------------------------------------------------------------------------


                         REGISTRATION RIGHTS AGREEMENT



                                by and between



                           NOVASTAR FINANCIAL, INC.

                                      and

                   STIFEL, NICOLAUS & COMPANY, INCORPORATED



                relating to the private placement of shares of

             CLASS B 7.00% CUMULATIVE CONVERTIBLE PREFERRED STOCK



                                March 25, 1999


--------------------------------------------------------------------------------

                           NOVASTAR  FINANCIAL, INC.

                             ____________________

                         REGISTRATION RIGHTS AGREEMENT

             CLASS B 7.00% CUMULATIVE CONVERTIBLE PREFERRED STOCK

                             ____________________


                                                                  March 25, 1999


          INTRODUCTORY. This Registration Rights Agreement (this "Agreement") is made and entered into as of March 25, 1999, by and among NovaStar Financial Inc., a Maryland real estate investment trust (the "Company"), and Stifel, Nicolaus & Company, Incorporated (the "Placement Agent") for the benefit of the Holders (defined herein). This Agreement is entered into pursuant to that certain Placement Agency Agreement (the "Placement Agency Agreement") dated March 12, 1999, by and between the Company and the Placement Agent. In order to induce the Purchasers (as defined in the Placement Agency Agreement) to purchase the Company's Class B 7.00% Cumulative Convertible Preferred Stock (the "Class B Preferred Stock"), the Company has agreed to provide the registration rights provided for in this Agreement to the Purchasers and their direct and indirect transferees. The execution of this Agreement is a condition to the closing of the transactions contemplated by the Placement Agency Agreement.

          The parties hereby agree as follows:

          SECTION 1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

               1.1  Affiliate:  As to any specified person, shall mean any other
                    ---------
person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified person. For the purposes of this definition, "control," when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

               1.2  Agreement:  This Registration Rights Agreement, as the same
                    ---------
may be amended, supplemented or modified from time to time in accordance with the terms of this Agreement.

               1.3  Business Day:  With respect to any act to be performed under
                    ------------
this Agreement, each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York, or other applicable place where such act is to occur, are authorized or obligated by applicable law, regulation or executive order to close.

               1.4   Commission:  The United States Securities and Exchange
                     ----------
Commission.

               1.5   Common Shares:  Shares of the Company's common stock, $0.01
                     -------------
par value per share.

               1.6   Company:  NovaStar Financial, Inc., a Maryland corporation,
                     -------
and any successor thereto.

               1.7   Controlling Person:  Any person who controls a specified
                     ------------------
person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

               1.8   Demanding Parties:  as defined in Section 2.3 of this
                     -----------------
Agreement.

               1.9   Exchange Act:  The Securities and Exchange Act of 1934, as
                     ------------
amended, and the rules and regulations promulgated by the Commission thereunder.

               1.10  Holder: Each beneficial owner of any Registrable Shares
                     ------
from time to time.

               1.11  Issue Date:  the Initial Closing Date, as defined in the
                     ----------
Placement Agency Agreement, which is the first date of issuance of the Class B Preferred Stock.

               1.12  NASD:  National Association of Securities Dealers, Inc. or
                     ----
its subsidiary NASD Regulation, Inc., as the context requires.

               1.13  Person:  An individual, partnership, corporation, trust,
                     ------
limited liability company or unincorporated organization, or government agency or political subdivision thereof or any other legal entity.

               1.14  Piggyback Registration:  as defined in Section 2.3 of this
                     ----------------------
Agreement.

               1.15  Proceeding: An action, claim, suit or proceeding
                     ----------
(including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or, to the knowledge of the person subject thereto, threatened.

               1.16  Prospectus:  The prospectus included in any Registration
                     ----------
Statement, including any preliminary prospectus, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

               1.17  Placement Agency Agreement:  As defined in the Introductory
                     --------------------------
paragraph of this Agreement.

               1.18  Placement Agent: As defined in the Introductory paragraph
                     ---------------
of this Agreement.

               1.19  Register, registered and registration: Such terms refer to
                     --------  ----------     ------------
a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

               1.20  Registrable Shares:  The Class B Preferred Shares and the
                     ------------------
Underlying Common Shares, upon original issuance thereof and at all times subsequent thereto, until, in the case of any Share, the earliest to occur of
(i) the date on which it has been registered effectively under the Securities Act and disposed of in accordance with the registration statement relating to it, (ii) the date on which it either is transferred in compliance with Rule 144 (or any similar provision then in effect) or is eligible for resale in compliance with Rule 144(k), as promulgated by the Commission under the Securities Act, (iii) the date on which it is eligible for general resale, without restriction, pursuant to another available exemption from registration under the Securities Act, if any, or (iv) the date on which it is sold to the Company.

               1.21  Registration Expenses: Any and all expenses incident to the
                     ---------------------
performance of or compliance with this Agreement, including, without limitation:
(i) all Commission, stock exchange, NASD registration, listing, inclusion and filing fees; (ii) all fees and expenses incurred in connection with compliance with Canadian, federal or state securities or blue sky laws (including, without limitation, any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Shares and the preparation of a Blue Sky Memorandum and compliance with the rules of the NASD); (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, certificates and other documents relating to the performance of and compliance with this Agreement; (iv) all fees and expenses incurred in connection with the listing or including of any of the Registrable Shares on any securities exchange or The Nasdaq National Market pursuant to
Section 5.11 of this Agreement; (v) the fees and disbursements of counsel for the Company and of the independent public accountants (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance) of the Company (provided that Registration Expenses shall not include the fees and expenses of any counsel to the Holders); and (vi) any fees and disbursements customarily paid in connection with the issuance or sales of securities (including the fees and expenses of any experts retained by the Company in connection with any Registration Statement), but excluding brokers' commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by a Holder.

               1.22  Registration Statement: One or more registration
                     ----------------------
statements, on the appropriate form, of the Company that cover the resale of any of the Registrable Shares pursuant to the provisions of this Agreement, including the Prospectus, any required amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

               1.23  Rule 144: Rule 144 promulgated by the Commission pursuant
                     --------
to the Securities Act, as such rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

               1.24  Rule 144A: Rule 144A promulgated by the Commission pursuant
                     ---------
to the Securities Act, as such rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

               1.25  Rule 158: Rule 158 promulgated by the Commission pursuant
                     --------
to the Securities Act, as such rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

               1.26  Rule 424: Rule 424 promulgated by the Commission pursuant
                     --------
to the Securities Act, as such rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

               1.27  Securities Act: The Securities Act of 1933, as amended, and
                     --------------
the rules and regulations promulgated by the Commission thereunder.

               1.28  Class B Preferred Shares:  Shares of the Company's Class B
                     ------------------------
Preferred Stock.

               1.29  Shares:  The Class B Preferred Shares and the Underlying
                     ------
Common Shares.

               1.30  Underlying Common Shares:  The Common Shares into which the
                     ------------------------
Class B Preferred Shares are convertible.

               1.31  Underwritten Offering: A sale of securities of the Company
                     ---------------------
to an underwriter or underwriters for reoffering to the public.

          SECTION 2. REGISTRATION.

               2.1   Shelf Registration.  The Company agrees to file with the
                     ------------------
Commission as soon as reasonably practicable, but in no event later than six (6) months after the Issue Date, a shelf Registration Statement with respect to the sale from time to time by the Holders of any and all Registrable Shares. The Company shall use its best efforts to cause such Registration Statement to be declared effective by the Commission as soon as practicable thereafter and to remain effective until such time as none of the Shares are Registrable Shares. Such registration shall be made in accordance with the procedures described in
Section 5.

               2.2   Subsequent Demand Registration. Following the expiration of
                     ------------------------------
the shelf Registration Statement referred to in Section 2.1 above, Holders collectively holding at least 25% of the then outstanding Registrable Shares shall have the right to request and have effected one or more registrations of Registrable Shares for sale in public offerings unless, in the written opinion of counsel to the Company, which opinion is reasonably acceptable to such

Holders, such registration is not necessary for such Holders to sell their Registrable Shares in the manner contemplated in compliance with applicable securities laws. Such requests shall be in writing and shall state the number of Registrable Shares to be disposed of and the intended method of disposition of such Registrable Shares by such Holders. The Company shall give notice to all of the Holders of Registrable Shares of the receipt of a request for registration pursuant to this Section 2.2 and shall provide a reasonable opportunity for such Persons to participate in such a registration provided they elect to do so in writing to the Company within 15 days after the date of the Company's written notice. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all Registrable Shares to the extent requested by the Holder or Holders thereof, and to keep such registration effective for 36 months or until all such Holders' Registrable Shares registered thereunder are sold, whichever is shorter. If so requested by any Holder in connection with a registration under this Section 2.2 the Company shall take such steps as are required to register such Holder's Registrable Securities for sale on a delayed or continuous basis under Rule 415 of the Securities Act or any successor provision (if applicable). Such registration shall be made in accordance with the procedures described in Section 5.

               2.3  Piggyback Registration.
                    ----------------------

               (i)  Notice.  If (and on each occasion that) the Company proposes
                    ------
     to register any of its securities under the Securities Act in connection with an Underwritten Offering or to effect an Underwritten Offering under an effective shelf registration statement, either for the Company's own account and/or for the account of any of its securityholders, other than any such registration described in the last sentence of clause (ii) below (each such registration or offering being herein called a Piggyback Registration), then the company will give written notice to all Holders who then hold Registrable Securities of the Company's intention to effect such Piggyback Registration not later than the earlier to occur of (A) 30 days prior to the anticipated initial filing date of such Piggyback Registration if such registration is on Form S-3 (or any successor form), (B) 45 days prior to such date if the registration is on any other form or (C) promptly after receiving a demand from a Demanding Party under Section 2.3 (iii) below.

               (ii) Registration; Withdrawal.  Subject to the provisions
                    ------------------------
     contained in Section 2.3 (iii) and in the last sentence of this clause
     (ii), in connection with any registration or offering subject to the provisions of this Section 2.3, if within 20 days after the date of the Company notice pursuant to clause (i) above Holders of Registrable Securities request the inclusion of some or all of the Registrable Securities owned by them in such registration or offering, the Company will use best efforts to effect the registration under the Securities Act of all Registrable Securities which such Holders request to be registered or to include such Registrable Securities in such offering. Holders of Registrable Securities shall be permitted to withdraw all or any part of the Registrable Securities of such Holders from any Piggyback Registration at any time prior to the final filing (which has been made by and in the discretion of the Company) or the commencement of offers to the public pursuant to a final prospectus with respect to such Piggyback Registration, and the Company shall have the right to postpone or withdraw any registration without obligation to any Holder (other than for payment of any reasonable expense incurred by the Holders). Notwithstanding anything herein to the contrary, the Company will not be obligated or required to include any Registrable Securities in any registration effected on Form S-4 or Form S-8 solely to implement an employee benefit plan (including any option plan) or transaction of the type to which Rule 145 of the Commission or any successor provision is applicable, or in connection with a dividend reinvestment or direct stock purchase plan for the benefit of the Company's stockholders.

               (iii)  Allocation of Piggyback Registrations.  In connection with
                      -------------------------------------
     an Underwritten Offering effected pursuant to a Piggyback Registration, if the managing underwriter or underwriters shall advise the Company in writing that, in the reasonable opinion of such managing underwriter or underwriters, the inclusion of all Registrable Securities for which registration is requested pursuant to Section 2.3 hereof would materially and adversely affect the success of such offering, then registration for the Registrable Securities shall be cut back such that (i) no Holder of Registrable Securities shall be entitled to participate in such Underwritten Offering unless all shares of Common Stock proposed to be sold by the Company for its own account or for the account of the parties for which the Underwritten Offering was commenced as a result of the exercise of demand registration rights, whether pursuant to this Agreement or any other agreement ("Demanding Parties"), have been included in such Underwritten Offering, and (ii) after the Company or the Demanding Party has included their proposed shares of Common Stock, the Holders, and any other owners of securities for which the Company has granted Piggyback Registration rights shall be entitled to include their Registrable Securities and such other owners' registrable securities in an amount up to the amount that such managing underwriter or underwriters advise may be included therein (as allocated among the Holders, and such other owners pro rata on the basis of the number of securities requested to be included therein by each such Holder or other owner).

          SECTION 3. EXPENSES. As between the Company and the Holders, the Company shall pay all Registration Expenses in connection with the registration of the Registrable Shares pursuant to this Agreement. The Holder or Holders shall pay all broker's or underwriter's discounts or commissions and transfer taxes, if any, and any other expense not specifically allocated to the Company pursuant to this Agreement relating to the sale or disposition of such Holder's Registrable Shares pursuant to any Registration Statement.

          SECTION 4. RULES 144 AND 144A. During such time as any of the Shares are Registrable Shares, the Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner sufficient to satisfy the condition set forth in Rule 144(c), and during such time as any Class B Preferred Shares are Registrable Shares as described herein, the Company shall make available such other information, if any, as required by, and so long as necessary to permit sales of such Class B Preferred Shares pursuant to, Rule 144A.

          SECTION 5. REGISTRATION PROCEDURES. In connection with any Registration required by this Agreement, the Company shall:

               5.1 prepare and file with the Commission, as specified in this Agreement, a Registration Statement, which Registration Statement shall comply as to form in all material respects with the requirements of the Securities Act, and use its best efforts to cause such Registration Statement to become effective as soon as possible after filing and remain effective for the term provided in this Agreement. In order to allow Holders to sell their Shares privately pursuant to Rule 144 (during the periods, and in the quantities and manner allowed by such rule) even though such Shares may also be registered for resale under the Registration Statement, the Company agrees to disclose under the caption "Plan of Distribution" (or other appropriate location) in the Registration Statement, that sales by the Holders pursuant to Rule 144 may occur.

               5.2 subject to Section 5.8 of this Agreement, (i) prepare and file with the Commission such amendments and post-effective amendments to each such Registration Statement as may be necessary to keep such Registration Statement effective for the period described in Section 5.1, (ii) cause each such Prospectus contained therein to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act, and (iii) comply with the provisions of the Securities Act so as to permit the sale and resale of such Registrable Shares by the Holder or Holders in accordance with customary methods of sale or distribution, including through brokers' transactions and block trades, as well as any other intended method or methods of distribution reasonably requested by any Holder by written notice to the Company prior to the filing of the Registration Statement.

               5.3 furnish to any Holder named in any Prospectus, without charge, as many copies of such Prospectus, and any amendment or supplement thereto as such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Shares; the Company consents to the use of any such Prospectus by such Holder in connection with the offering and sale of the Registrable Shares covered by any such Prospectus in accordance with the plan of distribution described therein;

               5.4 use its best efforts to register or qualify, or obtain exemption from registration or qualification for, all Registrable Shares by the time the Registration Statement is declared effective by the Commission under all applicable Canadian, federal or state securities or "blue sky" laws of such jurisdictions as any Holder shall reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Registration Statement is required to be kept effective pursuant to Section 5.1 of this Agreement and do any and all other acts which may be reasonably necessary to enable each Holder to consummate the disposition in each such jurisdiction of such Registrable Shares owned by such Holder in accordance with the Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify or register but for this Section 5.4, (ii) subject itself to taxation in any such jurisdiction, or (iii) submit to the general service of process in any such jurisdiction;

               5.5 notify the Placement Agent and each Holder named as a selling shareholder in the Registration Statement promptly and, if requested by the Placement Agent or any Holder named as a selling shareholder in the Registration Statement, confirm such information in writing (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective,
(ii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, and (iv) of the happening of any event during the period a Registration Statement is required to remain effective as a result of which such Registration Statement or the related Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (which information shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made);

               5.6 during the period of time referred to in Section 5.1 of this Agreement, use reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, any enjoining order suspending the use or effectiveness of a Registration Statement or suspending the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, at the earliest possible moment;

               5.7 upon request, furnish to each requesting Holder, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

               5.8 except as provided in Section 8 of this Agreement, upon the occurrence of any event contemplated by Section 5.5 (iv) of this Agreement, use its best efforts promptly to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered by the selling Holders to the purchasers of the Registrable Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               5.9 if requested by the representative underwriters, if any, or any Holders of Registrable Shares being sold in connection with an Underwritten Offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such material information as the representative of the underwriters, if any, or such Holders indicate relates to them (and such information shall be deemed to have been furnished in writing to the Company by the Holders of Registrable Shares being sold in such Underwritten Offering expressly for use in the Registration Statement), and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

               5.10 enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions reasonably requested by the Holders of a majority in interest of the Registrable Shares being sold in connection therewith (including those reasonably requested by the managing underwriters, if any) in order to expedite or facilitate the disposition of such Registrable Shares, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten offering, (i) make such representations and warranties to the Holders of such Registrable Shares and the underwriters, if any, with respect to the business of the Company and its subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and, if true, confirm the same if and when requested in writing to do so, (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the managing underwriters, if any, and counsel to the Holders of Registrable Shares being sold), addressed to each selling Holder and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested in writing by such counsel and underwriters, (iii) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings, (iv) if an underwriting agreement is entered into, such underwriting agreement shall contain indemnification provisions and procedures substantially to the effect set forth in Section 8 of this Agreement and (v) deliver such additional documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Shares being sold, their counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder; provided, however, that the Company shall not be required to take the actions described in this paragraph in connection with an Underwritten Offering unless the Underwriting Offering involves at least 500,000 shares.

               5.11 in connection with an Underwritten Offering of Registrable Shares, make available for inspection by representatives of the Holders and the representative of any underwriters participating in any disposition pursuant to a Registration Statement and any special counsel or accountant retained by such Holders or underwriters, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and cause their respective officers, directors and employees to supply all information reasonably requested by any such representatives, the representative of the underwriters, the special counsel or accountants in connection with a Registration Statement; provided, however, that such records, documents or information which the Company determines, in good faith, to be confidential and notifies such representatives, representative of the underwriters, special counsel or accountants are confidential, shall be kept confidential and shall not be disclosed by the representatives, representative of the underwriters, special counsel or accountants unless (i) subject to the provisions hereof, the disclosure of such records, documents or information is necessary to avoid or correct a misstatement or omission in a Registration Statement or Prospectus,
(ii) the release of such records, documents or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) such records, documents or information have been generally made available to the public; and provided, further, that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Holders and the other parties entitled thereto by one counsel designated by and on behalf of such Holders and other parties reasonably acceptable to the Company; and provided, further, that the Company shall not be required to furnish the information described in this paragraph unless the Underwritten Offering involves at least 500,000 Shares.

                    5.12 if requested by the majority in interest of the Holders selling Registrable Shares in an Underwritten Offering, the Company's management shall cooperate in roadshow presentations to assist such Holders in selling their Registrable Shares and shall otherwise work in good faith with any managing underwriter(s) in connection with taking all actions necessary to consummate successfully the Underwritten Offering.

                    5.13 use its reasonable best efforts to list the Underlying Common Shares on the New York Stock Exchange or another nationally recognized exchange or the Nasdaq National Market as soon as reasonably practicable after the listing requirements are met;

                    5.14 prepare and file in a timely manner all documents and reports required by the Exchange Act which are incorporated by reference into any Registration Statement;

                    5.15 provide a CUSIP number for all Registrable Shares, not later than the effective date of the Registration Statement;

                    5.16 use its best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its securityholders, as soon as reasonably practicable, earnings statements covering at least 12 months which satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 (or any similar rule promulgated under the Securities Act) thereunder;

                    5.17 provide and cause to be maintained a transfer agent for all Registrable Shares covered by any Registration Statement from and after a date not later than the effective date of such Registration Statement;

                    5.18 in connection with any sale or transfer of the Registrable Shares that will result in such Shares no longer being restricted from resale without registration under the Securities Act, cooperate with the Holders and the representative of the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be sold, which certificates shall not bear any restrictive legends, and to enable such Registrable Shares to be in such denominations and registered in such names as the representative of the underwriters, if any, or Holders may request at least three Business Days prior to any sale of the Registrable Shares; and

                    5.19 the effectiveness of the first Registration Statement filed under this Agreement, the Company will take such actions and make such filings as are necessary to effect the registration of the Class B Preferred Shares under the Exchange Act simultaneously with or immediately following the effectiveness of the Registration Statement.

          The Company may require each Holder to furnish to the Company such information regarding the proposed distribution by such Holder of Registrable Shares as the Company may from time to time reasonably request in writing and no Holder shall be entitled to be named as a selling securityholder in any Registration Statement and no Holder shall be entitled to use the Prospectus forming a part thereof if such Holder does not provide such information to the Company. The Company shall, to the extent it first receives such information from Holders after initial effectiveness of the shelf Registration Statement, file a supplemental prospectus or post-affective amendment within 20 Business Days of receiving such complete information unless the Company receives complete information from Holders holding at least $2.0 million aggregate liquidation preference of Class B Preferred Shares, in which case supplemental prospectuses will be filed within 10 Business Days of receiving such information.

          Upon receipt of written notice from the Company of the happening of any event of the kind described in Section 5.5 (ii), (iii) or (iv) of this Agreement, each Holder shall immediately discontinue disposition of Registrable Shares pursuant to a Registration Statement until such Holder, or its nominee, receives copies of a supplemented or amended Prospectus or the facts and circumstances giving rise to such notice are otherwise cured to the Company's satisfaction. If so requested by the Company, the Holders shall deliver to the Company (at the expense of the Company) all copies in their possession, other than permanent file copies then in the Holders' possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.

          SECTION 6.   BLACK-OUT PERIOD.  Subject to the provisions of Section
                       ----------------
7, following the effectiveness of a Registration Statement (and the filings with any state securities commissions), the Company, by written notice to the Placement Agent and to the Holders as described below, may direct the Holders to suspend sales of the Registrable Shares pursuant to the Registration Statement if any of the following events (each a "Suspension Event") shall occur: (i) an Underwritten Offering by the Company (whether or not for the account of the Company or others) where the Company is advised by the representative of underwriters for such Underwritten Offering that the sale of Registrable Shares pursuant to the Registration Statement would have a material adverse effect on such Underwritten Offering; (ii) pending negotiations relating to, or consummation of, a transaction or the occurrence of an event that requires additional disclosure of material information by the Company in the Registration Statement and which has not been so disclosed; (iii) a material corporate transaction is pending or has occurred, the disclosure of which should be set forth in the Registration Statement and the Board of Directors of the Company shall have determined in good faith that such disclosure would not then be in the best interests of the Company and its stockholders; or (iv) any of the events described in Section 5.5 (ii), (iii) or (iv). Upon the occurrence of a Suspension Event, the Company shall use its best efforts to remedy the cause of the Suspension Event so as to permit the Holders to resume sales of the Registrable Shares (including, as applicable, using its best efforts to cause the Registration Statement to become effective and/or promptly amending or supplementing the Registration Statement on a post-effective basis so that it contains no material misstatements or omissions); provided, however, that in the case of the Suspension Event referenced in clause (iii) immediately above, the Company may delay such remediation during, but only during, such non-disclosure period as the Company's Board of Directors determines in good faith is in the Company's best interest.

          Upon the occurrence of a Suspension Event, the Company shall give written notice (a "Suspension Notice") to the Holders (with a copy to the Placement Agent) to suspend sales of the Registrable Shares so that the Company may remedy the cause of the Suspension Event; provided, however, that such suspension shall continue only for so long as the Suspension Event or its effect is continuing and the Company is taking all reasonable steps to remedy the cause of the Suspension Event as promptly as possible. The Holders shall not effect any sales of Registrable Shares pursuant to such Registration Statement at any time after receipt of a Suspension Notice from the Company (and prior to receipt of an End of Suspension Notice (defined below)). If so requested by the Company, the Holders will deliver to the Company (at the expense of the Company) all copies in their possession, other than permanent file copies then in the Holders' possession, of the Prospectus covering such Registrable Shares at the time of receipt of the Suspension Notice. The Holders may recommence effecting sales of the Registrable Shares pursuant to the Registration Statement (or such filings) following further notice to such effect (an "End of Suspension Notice") from the Company, which End of Suspension Notice shall be given by the Company to the Holders and the Placement Agent promptly following the conclusion of any Suspension Event.

          SECTION 7.   SPECIAL DISTRIBUTIONS.

               7.1     Registration Default.  If within six months after the
                       --------------------
Issue Date, the resale shelf Registration Statement referred to in Section 2 of this Agreement has not been filed with the Commission (a "Registration Default"), additional distributions ("Special Distributions") shall be payable quarterly in arrears to holders of the Registrable Shares (in addition to any regular distribution accruing or payable on such Shares) and will accrue beginning (and including) the date on which any such Registration Default shall occur and ending (but excluding) the date on which all Registration Defaults have been cured. Special Distributions shall accrue at a rate of 0.25% of the liquidation preference per annum per Class B Preferred Share during the 90-calendar-day period immediately following the occurrence of any Registration Default, which rate shall increase by 0.25% of the liquidation preference per annum per Class B Preferred Share at the beginning of each subsequent 90-calendar-day period, but in no event shall such rate exceed 1.00% of the liquidation preference per annum per Class B Preferred Share. Special Distributions shall accrue on any Underlying Common Shares into which the Class B Preferred Shares have been converted or redeemed, at a rate adjusted to provide the Holder thereof with the same economic benefit as though such Underlying Common Shares had not been converted or redeemed from the Class B Preferred Shares.

               7.2     Cessation Date.  Special Distributions shall cease to
                       --------------
accrue in respect of any Registrable Share on such date as such Share is no longer a Registrable Share.

               7.3     Payment Date.  The Company shall cause the Special
                       ------------
Distributions to be paid on the regular dividend date, whether or not the Company shall have declared a dividend or other distribution on the Registrable Shares for such quarter, and shall be payable to the holder of record of Registrable Shares on the record date relating to such regular dividend date. If for any quarter in which Special Distributions are payable in respect of Underlying

Common Shares, no record date is declared on the Common Shares, then the record date for such Underlying Common Shares shall be deemed to be the same as the record date for the Class B Preferred Shares. If for any quarter in which Special Distributions are payable in respect of Class B Preferred Shares, no record date is otherwise declared on the Class B Preferred Shares, then the Company shall select a record date for payment of the Special Distribution in good faith. The Special Distribution is a contract right and is not a dividend.

          SECTION 8.   INDEMNIFICATION AND CONTRIBUTION.

               8.1     Indemnification by the Company.  The Company agrees to
                       ------------------------------
indemnify and hold harmless (i) the Placement Agent, (ii) each Holder, (iii) each Person, if any, who is a Controlling Person of any of the foregoing, and
(iv) the respective officers, directors, employees, representatives and agents of the Placement Agent and each Holder or any Controlling Person as follows:

               (i) from and against any and all loss, claim, liability and damage whatsoever, as incurred, arising out of any untrue or alleged untrue statement of a material fact contained in any Registration Statement (or any supplement or amendment thereto) pursuant to which Registrable Shares were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that such indemnity with respect to any Registration Statement or Prospectus shall not inure to the benefit of any Holder or the Placement Agent (or any Controlling Person thereof) to the extent that any such loss, claim, liability, damage or expense arises out of such indemnified person's failure to send or give a copy of the revised Registration Statement or final Prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Shares to such Person if such statement or omission was corrected in such revised Registration Statement or such final Prospectus and the Company shall have made available to such indemnified person a sufficient number of copies of such revised Registration Statement or such final Prospectus in a timely manner so as to permit such Holder or the Placement Agent to send or give a copy of the revised Registration Statement or such final Prospectus containing such correction prior to the written confirmation of the purchase and sale of such Registrable Shares;

               (ii) from and against any and all loss, liability, claim and damage whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, if such settlement is effected with the written consent of the Company (which consent shall not be unreasonably withheld or delayed); and

               (iii) from and against any and all expense reasonably incurred (including reasonable fees and disbursements of counsel) in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, but only (A) to the extent that such expense was incurred in connection with a matter referred to in (i) or (ii) above, (B) in the case of (ii) above, to the extent that a reasonable estimate of such expenses was provided to the Company before the settlement, and (C) in any case, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity agreement does not apply to any Holder with respect to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

               8.2     Indemnification by Holders.  Each Holder, on a pro rata
                       --------------------------
basis, agrees to indemnify and hold harmless the Company, and trustees, officers, employees, representatives and agents of the Company (including each Controlling Person of the Company) against any and all loss, liability, claim, damage and expenses described in the indemnity contained in Section 8.1 of this Agreement (provided, however, that any settlement described in Section 8.1 of this Agreement is effected with the written consent of such Holder), as incurred, but only with respect to such untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Holder or its underwriters, if any, expressly for use in such Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto), and provided, further, that no Holder shall be liable for any amount in excess of the proceeds received by such Holder from the sale of such Holder's Registrable Shares pursuant to a Registration Statement or a Prospectus, as the case may be.

               8.3     Conduct of Indemnification Proceedings.  Each indemnified
                       --------------------------------------
party shall give reasonably prompt written notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought under this Agreement, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have under this indemnity agreement, except to the extent that the indemnifying party is actually and materially prejudiced by such failure to give written notice. If the indemnifying party so elects within a reasonable time after receipt of such written notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified parties in such action or proceeding, which approval shall not be unreasonably withheld; provided, however, that, if such indemnified party or parties reasonably determines that a conflict of interest exists where it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to them which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party or parties shall be entitled to one separate counsel (and any necessary local counsel) at the indemnifying party's expense. If an indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the proviso to the preceding sentence, such indemnifying party's counsel shall be entitled to conduct such indemnifying party's defense and counsel for the indemnified party or parties shall be entitled to conduct the defense of such indemnified party or parties, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If an indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party or parties will pay the reasonable fees and expenses of not more than one counsel (and any necessary local counsel) for the indemnified party or parties. In such event, however, no indemnifying party will be liable for any settlement effected without the written consent of such indemnifying party, which consent shall not be unreasonably withheld or delayed. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into a settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses for counsel for the indemnified parties incurred thereafter in connection with such action or proceeding.

               8.4     Contribution.  In order to provide for just and equitable
                       ------------
contribution in circumstances in which the indemnity agreement provided for in this Section 8 is for any reason held to be unenforceable, unavailable or insufficient although applicable in accordance with its terms, the Company and a Holder shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the Holder in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Holder, on the other (taking into consideration the fact that the provisions of the registration rights under this Agreement are a material inducement to the Holders to purchase the Registrable Shares), in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether an untrue or alleged untrue statement of a material fact or an omission or alleged omission of a material fact relates to information supplied by or available to the Company, on the one hand, or the Holder, on the other hand, and by the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. No Holder shall be liable for any amount in excess of the proceeds received from such Holder from the sale of such Holder's Registrable Shares pursuant to a Registration Statement or a Prospectus, as the case may be. For purposes of this Section 8, each Person, if any, who is a Controlling Person of a Holder shall have the same rights to contribution as such Holder, and each trustee of the Company, each officer of the Company who signed the Registration Statement and each Person, if any, who is a Controlling Person of the Company and each employee, representative or agent of the Company shall have the same rights to contribution as the Company. Each Person entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it shall promptly give written notice of such service to the Person or Persons from whom contribution may be sought, but the omission so to notify such Person or Persons of any such service shall not relieve the Person from whom contribution may be sought from any obligation it may have under this Agreement or otherwise unless failure to provide such written notice actually prejudices such Person or Persons.

          SECTION 9.   MISCELLANEOUS.

               9.1     Remedies.  In the event of a breach by the Company or by
                       --------
a Holder of any of their obligations under this Agreement, each Holder or the Company, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. It is acknowledged and agreed that monetary damages would not be adequate compensation for any loss incurred by reason of a breach of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, the parties shall waive the defense that a remedy at law would be adequate.

               9.2     Amendments and Waivers.  The provisions of this
                       ----------------------
Agreement, including the provisions of this sentence, may be amended, modified or supplemented, and waivers or consents to departures from the provisions of this Agreement may be given, with, but only with, the prior written consent of the Company and the Holders beneficially owning not less than 50% of the then outstanding Registrable Shares; provided, however, that, for the purposes of this Agreement, Registrable Shares that are owned, directly or indirectly, by either the Company or an Affiliate of the Company shall not be deemed to be outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions of this Agreement with respect to a matter that relates exclusively to the rights of a Holder whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of any other Holder must be given by such Holder.

               9.3 Notices. All notices and other communications provided for in this Agreement shall be made in writing by hand-delivery, next-day air courier, certified first-class mail, return receipt requested, telex or telecopy;

                         (i) if to the Company, as provided in the Placement Agency Agreement,

                         (ii) if to the Placement Agent, as provided in the Placement Agency Agreement, or

                         (iii) if to any Holder, to the address of such Holder
                               as it appears in the stock register of the Company.

          Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when (A) delivered by hand, if personally delivered, (B) one Business Day after being timely delivered to a next-day air courier, (C) five Business Days after being deposited in the mail, postage prepaid, if mailed, (D) when answered back, if telexed, or (E) when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

               9.4     Successors and Assigns.  This Agreement shall inure to
                       ----------------------
the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Each Holder shall be deemed a third-party beneficiary of this Agreement. The Company may not assign its rights or obligations under this Agreement without the prior written consent of each Holder. Notwithstanding the foregoing, no assignee of the Company shall have any of the rights granted under this Agreement until such assignee shall acknowledge its rights and obligations under this Agreement by a signed written agreement pursuant to which such assignee accepts such rights and obligations.

               9.5     Counterparts.  This Agreement may be executed in any
                       ------------
number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.

               9.6     Governing Law.  This Agreement shall be governed by and
                       -------------
construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York without regard to principles of conflicts of law.

               9.7     Severability.  If any term, provision, covenant or
                       ------------
restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth in this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any such term, provision, covenant or restriction that may be hereafter declared invalid, illegal, void or unenforceable.

               9.8     Headings.  The headings in this Agreement are for
                       --------
convenience of reference only and shall not limit or otherwise affect the provisions of this Agreement. All references made in this Agreement to "Section" refer to such Section of this Agreement, unless expressly stated otherwise.

               9.9     Attorneys' Fees.  In any action or proceeding brought to
                       ---------------
enforce any provision of this Agreement, or where any provision of this Agreement is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover its reasonable attorneys' fees in addition to any other available remedy.

                           [Signature page follows.]

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                                           "COMPANY"


                                           NOVASTAR FINANCIAL, INC., a Maryland
                                           corporation


                                           By:__________________________________
                                                  W. Lance Anderson
                                                  President



The foregoing Agreement is hereby confirmed and accepted for the benefit of each of the Purchasers (and all subsequent Holders) as of the date first above written.

"PLACEMENT AGENT"

STIFEL, NICOLAUS & COMPANY, INCORPORATED


By:________________________________________
     Rick Maples
     Senior Vice President